Exhibit 10.21

			  AMENDMENT NUMBER FIVE TO
		       REVOLVING CREDIT LOAN AGREEMENT


	THIS AMENDMENT NUMBER FIVE TO REVOLVING CREDIT LOAN AGREEMENT (this "Amendment") dated as of June 28, 1996 is entered into by andamong TRIAD SYSTEMS CORPORATION, a Delaware corporation (the"Borrower"), TRIAD SYSTEMS FINANCIAL CORPORATION, a Californiacorporation ("TSFC"), and COMERICA BANK-CALIFORNIA (formerly knownas Plaza Bank of Commerce), a California banking corporation (the"Bank").

WITNESSETH:

	WHEREAS, the Borrower and the Bank entered into that certainRevolving Credit Loan Agreement dated as of June 30, 1992, asamended by Amendment Number One dated as of December 31, 1993, Amendment Number Two dated as of September 30, 1994, Amendment Number Three dated as of March 31, 1995, and Amendment Number Four dated as of May 23, 1996 (as the same may be further amended or modified, the "Agreement");

	WHEREAS, as a condition to entering into the Agreement, TSFC guarantied the payment and performance of all of the Borrower's obligations under the Agreement pursuant to that certain Guaranty dated as of June 30, 1992 (the "Guaranty"); and

	WHEREAS, the Borrower has requested that the Bank amend the Agreement as hereinafter provided, and the Bank is willing to so amend the Agreement subject to the terms, provisions and conditions of this Amendment;

	NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the Borrower, TSFC and the Bank agree as follows:

	1. Capitalized terms used in this Amendment and not otherwise defined shall have the respective meanings set forth in the Agreement.

	2. The definition of "Commitment Amount" set forth in Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

		"Commitment Amount" shall mean, as of any applicable date of determination, the amount as set forth below:

			   Increase/
			 (Decrease) in
	 Commitment       Commitment
	   Amount           Amount          Determination Date
	------------     -------------      ------------------
	 $15,000,000                        Effective Date through 10/31/92
	 $14,875,000      ($125,000)        11/01/92 through 01/31/93
	 $14,750,000      ($125,000)        02/01/93 through 04/30/93
	 $14,625,000      ($125,000)        05/01/93 through 07/31/93
	 $14,500,000      ($125,000)        08/01/93 through 10/31/93
	 $14,291,667      ($208,333)        11/01/93 through 01/31/94
	 $14,083,334      ($208,333)        02/01/94 through 04/30/94
	 $13,875,000      ($208,334)        05/01/94 through 07/31/94
	 $13,666,667      ($208,333)        08/01/94 through 10/31/94
	 $13,375,000      ($291,667)        11/01/94 through 01/31/95
	 $13,083,334      ($291,666)        02/01/95 through 03/30/95
	 $17,500,000     $4,416,666         03/31/95 through 04/30/95
	 $16,750,000      ($750,000)        05/01/95 through 07/31/95
	 $16,000,000      ($750,000)        08/01/95 through 10/31/95
	 $15,250,000      ($750,000)        11/01/95 through 01/31/96
	 $14,500,000      ($750,000)        02/01/96 through 04/30/96
	 $13,750,000      ($750,000)        05/01/96 through 05/29/96
	 $17,500,000     $3,750,000         05/30/96 through 07/02/96
	 $28,000,000    $10,500,000         07/03/96 through 07/31/96
	 $26,875,000    ($1,125,000)        08/01/96 through 10/31/96
	 $25,750,000    ($1,125,000)        11/01/96 through 01/31/97
	 $24,625,000    ($1,125,000)        02/01/97 through 04/30/97
	 $23,500,000    ($1,125,000)        05/01/97 through 07/31/97
		  $0   ($23,500,000)        08/01/97

	3. The definition of "Excess Line" set forth in Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

		"Excess Line" shall mean, as of any applicable date of determination, the amount as set forth below:

	Excess Line             Determination Date
	-----------             ------------------
	$5,000,000              Effective Date through 10/31/92
	$4,875,000              11/01/92 through 01/31/93
	$4,750,000              02/01/93 through 04/30/93
	$4,625,000              05/01/93 through 07/31/93
	$4,500,000              08/01/93 through 10/31/93
	$4,291,667              11/01/93 through 01/31/94
	$4,083,334              02/01/94 through 04/30/94
	$3,875,000              05/01/94 through 07/31/94
	$3,666,667              08/01/94 through 10/31/94
	$3,375,000              11/01/94 through 01/31/95
	$3,083,334              02/01/95 through 03/30/95
	$7,500,000              03/31/95 through 04/30/95
	$6,750,000              05/01/95 through 07/31/95
	$6,000,000              08/01/95 through 10/31/95
	$5,250,000              11/01/95 through 01/31/96
	$4,500,000              02/01/96 through 04/30/96
	$3,750,000              05/01/96 through 05/29/96
	$7,500,000              05/30/96 through 07/02/96
       $18,000,000              07/03/96 through 07/31/96
       $16,875,000              08/01/96 through 10/31/96
       $15,750,000              11/01/96 through 01/31/97
       $14,625,000              02/01/97 through 04/30/97
       $13,500,000              05/01/97 through 07/31/97
		$0              08/01/97

	4. TSFC joins in executing this Amendment for the purpose of consenting hereto and hereby ratifies, reaffirms and confirms the Guaranty.

	5. The Borrower hereby represents and warrants to the Bank that (a) the representations and warranties contained in the Agreement are true in all material respects on and as of the date of this Amendment, and (b) no Default or Event of Default has occurred and is continuing.

	6. Except as specifically amended pursuant to the foregoing paragraphs of this Amendment, all recitals, representations, warranties, covenants, undertakings, promises, indemnities, terms, conditions and provisions of the Agreement shall remain in full force and effect and shall be and remain unaffected by this Amendment.

	7. The Borrower agrees to reimburse the Bank for all reasonable costs and expenses incurred by it in connection with this Amendment, including the reasonable fees and expenses of the Bank's counsel with respect thereto.

	8. This Amendment shall become effective when the Bank shall have received all of the following:

	(a) Counterparts of this Amendment signed by the Borrower, TSFC and the Bank.

	(b) The Revolving Credit Note in the form attached hereto as Exhibit A duly signed by an Authorized Officer of the Borrower. Such promissory note shall constitute the Revolving Credit Note as defined in and for the purpose of the Agreement and shall be deemed to have amended and restated the Revolving Credit Note previously executed and delivered by the Borrower under the Agreement.

	(c) A copy of the resolutions duly adopted by the Board of Directors of the Borrower and TSFC authorizing the execution, delivery and performance of this Amendment and, in the case of the Borrower, of the new Revolving Credit Note, certified by the Secretary or Assistant Secretary of the Borrower and TSFC, together with an incumbency certificate as to the incumbency and genuine signatures of the officers of the Borrower and TSFC signing this Amendment.

	(d) Evidence satisfactory to the Bank that the Borrower has repurchased, or shall concurrently herewith repurchase, a principal amount of at least Ten Million One Hundred Thousand Dollars ($10,100,000) of the Fixed Rate Notes from U.S. Leasing International, Inc.

	(e) Payment by the Borrower of a non-refundable amendment fee of Thirty-Nine Thousand Three Hundred Seventy Five Dollars ($39,375).

If this Amendment has not become effective by July 15, 1996, then it shall be null and void.

	9. This Amendment may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be but one and the same instrument. The execution of this Amendment will not become effective until counterparts hereof have been executed by all the parties hereto.

	10. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California without regard to principles of conflicts of laws.


	IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first written above.



			TRIAD SYSTEMS CORPORATION

			By: /S/ STANLEY F. MARQUIS

			Its: Vice President Finance


			TRIAD SYSTEMS FINANCIAL CORPORATION

			By: /S/ STANLEY F. MARQUIS

			Its: President


			COMERICA BANK-CALIFORNIA
			(formerly known as Plaza Bank of Commerce)

			By: /S/ LORI EDWARDS

			Its: First Vice President